UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

February 23, 2015

KOSMOS ENERGY LTD.

(Exact Name of Registrant as Specified in its Charter)

Bermuda	001-35167	98-0686001
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Clarendon House 2 Church Street Hamilton, Bermuda	HM 11
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +1 441 295 5950

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition.

On February 23, 2015, Kosmos Energy Ltd. (the “Company”) issued a news release announcing results for the fiscal quarter  and year ended December  31, 2014. A copy of the news release issued by the Company is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Form 8-K and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities of that Section.

Item 7.01    Regulation FD Disclosure.

On February 23, 2015, the Company issued a news release announcing results for the fiscal quarter and year ended December 31, 2014. A copy of the news release issued by the Company is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Form 8-K and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities of that Section.

Item 9.01    Financial Statements and Exhibits.

(d)	Exhibits.	The following exhibit is furnished as part of this current report on Form 8-K:

	99.1	News Release dated February 23, 2015 announcing results for the fiscal quarter and year ended December 31, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 23, 2015

KOSMOS ENERGY LTD.

	By:	/s/ Thomas P. Chambers
Thomas P. Chambers
Senior Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	News Release dated February 23, 2015 announcing results for the fiscal quarter and year ended December 31, 2014.